Prospectus Supplement -- Nov. 19, 2003*

Fund Name                                                   Prospectus Form #
AXP(R) Blue Chip Advantage Fund (April 1, 2003)             S-6025-99 V
AXP(R) Research Opportunities Fund (Sept. 29, 2003)         S-6356-99 L

The Funds' Directors have approved in principle the merger of each of the Funds into AXP(R) Large Cap Equity Fund, a Fund that seeks to provide shareholders with long-term growth of capital by investing at least 80% of its net assets in equity securities with a market capitalization greater than $5 billion at the time of the purchase. Unlike AXP(R) Blue Chip Advantage Fund, AXP(R) Large Cap Equity Fund does not limit its investments to those defined as "blue chip." Unlike AXP(R) Research Opportunities Fund, AXP(R) Large Cap Equity Fund does not necessarily focus its investment in securities of companies included in the S&P 500 Index.

Effective immediately for AXP(R) Research Opportunities Fund and effective Jan. 1, 2004 for AXP(R) Blue Chip Advantage Fund, the portfolio manager will be Doug Chase, who is also the portfolio manager for AXP(R) Large Cap Equity Fund. The two funds will be managed in a style substantially similar to that of AXP(R) Large Cap Equity Fund.

The section titled OInvestment ManagerO is revised to read as follows:

Doug Chase, Portfolio Manager
o  Joined AEFC in 2002.
o  Prior to that, Analyst and Portfolio Manager at Fidelity Investments.
o  Began investment career in 1992.
o  MBA, University of Michigan.

For more information about AXP(R) Large Cap Equity Fund, please call (800) 862-7919 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the Funds' Directors and approval by shareholders of the Funds at a shareholder meeting expected to be held within approximately the next six months. It is anticipated that AXP(R) Blue Chip Advantage Fund and AXP(R) Research Opportunities Fund will be closed to new investors during the second quarter of 2004.


S-6025-23 A (11/03)
* Valid until further notice